                               AMENDMENT NO. 1 TO
                            INDEMNIFICATION AGREEMENT


         AMENDMENT NO. 1 TO INDEMNIFICATION AGREEMENT, dated s of October __, 1998 among Lumen Technologies, Inc, (f/k/a BEC Group, Inc.), a Delaware corporation ("ALumen"), ILC Technology, Inc. (f/k/a BILC Acquisition Corp.), a Delaware corporation and a wholly-owned subsidiary of Lumen ("Acquisition"), and Bolle Inc., a Delaware corporation ("Bolle").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, Lumen, Acquisition and Bolle are parties to that certain Indemnification Agreement, dated as of October 1, 1997 (the "Indemnification Agreement"); and

         WHEREAS, Lumen, Acquisition and Bolle have agreed that the Indemnification Agreement be amended to clarify certain provisions upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties do hereby agree as follows:

         1. The definition of Subsidiaries or Subsidiary contained on page 3 of the Indemnification Agreement is hereby amended by deleting such definition in its entirety and inserting the following in lieu thereof:

            ""Subsidiaries" or "Subsidiary" of a person or entity means any entity or entities 505 or more of which is directly or indirectly owned or which are controlled by such person or entity prior to the date of this Agreement and, in the case of BEC, includes Voltarc."

         2. Section 2(a)(i) of the Indemnification Agreement is hereby amended by deleting such Section in its entirety and inserting the following in lieu thereof:

            "(i)(x)BEC and its Subsidiaries, excluding (1) for the avoidance of any doubt, any liability (contingent or otherwise) relating to BEC's 8% Convertible Subordinated Notes due 2002, and (2) the ORC Business for purposes of this Section 2(a)(i)(x), up until the Spinoff, whether or not the Loss is based upon any breach of any agreement, obligation, covenant or warranty in this Agreement by the Indemnified Parties or the Indemnifying Parties or any misrepresentation by any of them contained in the Merger Agreement or this Agreement or any set of facts, which is disclosed in any section of the Merger Agreement or any agreements, schedules or documents referred to therein, and (y) Bolle and its Subsidiaries or their respective successors, subsequent to the Spinoff;"

         3. Section 2(a)(iii) of the Indemnification Agreement is here by amended by adding the following at the end of such Section:

            "Notwithstanding anything to the contrary contained in this Agreement or this Section 2(a)(iii), it is understood and agreed that Voltarc shall not be considered a Subsidiary of BEC for any purposes of this Section 2(a)(iii)."

         4. Capitalized terms used but not defined in this Agreement No. 1 to the Indemnification Agreement shall have the respective meanings ascribed thereto in the Indemnification Agreement.

         5. Except as expressly amended by this Amendment No. 1 to the Indemnification Agreement, the Indemnification Agreement shall remain in full force and effect as the same was in effect immediately prior to the effectiveness of this Amendment No. 1 to the Indemnification Agreement.

         6. This Amendment No. 1 to the Indemnification Agreement shall be governed and construed on the same basis as the Indemnification Agreement, as set forth therein.

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Indemnification Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                                 LUMEN TECHNOLOGIES, INC.


                                                 By: /s/ Martin E. Franklin
                                                     --------------------------
                                                     Name: Martin E. Franklin
                                                     Title: Chairman


                                                 ILC TECHNOLOGY, INC.


                                                 By: /s/ Ian Ashken
                                                     --------------------------
                                                     Name: Ian Ashken
                                                     Title:  Vice President


                                                 BOLLE INC.


                                                 By: /s/ Ian Ashken
                                                     --------------------------
                                                     Name: Ian Ashken
                                                     Title: CFO